PTO Form 1478 (Rev 9/2006)
OMB No. 0651-0009 (Exp 12/31/2014)

Trademark/Service Mark Application, Principal Register

TEAS Plus Application

Serial Number: 86208571
Filing Date: 03/02/2014

*NOTE: Data fields with the * are mandatory under TEAS Plus. The wording "(if applicable)" appears where the field is only mandatory under the facts of the particular application.*

The table below presents the data as entered.

Input Field	Entered
TEAS Plus	YES
MARK INFORMATION	
*MARK	THE HERBAL COLLECTION
*STANDARD CHARACTERS	YES
USPTO-GENERATED IMAGE	YES
LITERAL ELEMENT	THE HERBAL COLLECTION
*MARK STATEMENT	The mark consists of standard characters, without claim to any particular font, style, size, or color.
REGISTER	Principal
APPLICANT INFORMATION	
*OWNER OF MARK	Level 5 Beverage Co
*STREET	800 Bering Dr., #250
*CITY	Houston
*STATE (Required for U.S. applicants)	Texas
*COUNTRY	United States
*ZIP/POSTAL CODE (Required for U.S. applicants only)	77057
LEGAL ENTITY INFORMATION	
*TYPE	CORPORATION

* STATE/COUNTRY OF INCORPORATION	Delaware
GOODS AND/OR SERVICES AND BASIS INFORMATION	
*INTERNATIONAL CLASS	005
*IDENTIFICATION	Dietary beverage supplements for human consumption in liquid and dry mix form for therapeutic purposes
*FILING BASIS	SECTION 1(b)
ADDITIONAL STATEMENTS INFORMATION	
*TRANSLATION (if applicable)	
*TRANSLITERATION (if applicable)	
*CLAIMED PRIOR REGISTRATION (if applicable)	
*CONSENT (NAME/LIKENESS) (if applicable)	
*CONCURRENT USE CLAIM (if applicable)	
ATTORNEY INFORMATION	
NAME	Matthew H. Swyers
FIRM NAME	The Trademark Company
STREET	344 Maple Ave. West, PMB 151
CITY	Vienna
STATE	Virginia
COUNTRY	United States
ZIP/POSTAL CODE	22180
PHONE	800-906-8626 x 100
FAX	270-477-4574
EMAIL ADDRESS	mswyers@thetrademarkcompany.com
AUTHORIZED TO COMMUNICATE VIA EMAIL	Yes
CORRESPONDENCE INFORMATION	
*NAME	Matthew H. Swyers
FIRM NAME	The Trademark Company
*STREET	344 Maple Ave. West, PMB 151

*CITY	Vienna
*STATE (Required for U.S. applicants)	Virginia
*COUNTRY	United States
*ZIP/POSTAL CODE	22180
PHONE	800-906-8626 x 100
FAX	270-477-4574
*EMAIL ADDRESS	mswyers@thetrademarkcompany.com
*AUTHORIZED TO COMMUNICATE VIA EMAIL	Yes
FEE INFORMATION	
NUMBER OF CLASSES	1
FEE PER CLASS	275
*TOTAL FEE PAID	275
SIGNATURE INFORMATION	
* SIGNATURE	/Matthew H. Swyers/
* SIGNATORY'S NAME	Matthew H. Swyers
* SIGNATORY'S POSITION	Attorney of Record
* DATE SIGNED	03/02/2014

PTO Form 1478 (Rev 9/2006)
OMB No. 0651-0009 (Exp 12/31/2014)

Trademark/Service Mark Application, Principal Register

TEAS Plus Application

Serial Number: 86208571
Filing Date: 03/02/2014

To the Commissioner for Trademarks:

MARK: THE HERBAL COLLECTION (Standard Characters, see mark)
The literal element of the mark consists of THE HERBAL COLLECTION.
The mark consists of standard characters, without claim to any particular font, style, size, or color.

The applicant, Level 5 Beverage Co, a corporation of Delaware, having an address of
800 Bering Dr., #250
Houston, Texas 77057
United States

requests registration of the trademark/service mark identified above in the United States Patent and Trademark Office on the Principal Register established by the Act of July 5, 1946 (15 U.S.C. Section 1051 et seq.), as amended, for the following:

For specific filing basis information for each item, you must view the display within the Input Table.
International Class 005: Dietary beverage supplements for human consumption in liquid and dry mix form for therapeutic purposes
Intent to Use: The applicant has a bona fide intention to use or use through the applicant's related company or licensee the mark in commerce on or in connection with the identified goods and/or services. (15 U.S.C. Section 1051(b)).

The applicant's current Attorney Information:
Matthew H. Swyers of The Trademark Company
344 Maple Ave. West, PMB 151
Vienna, Virginia 22180
United States

The applicant's current Correspondence Information:
Matthew H. Swyers
The Trademark Company
344 Maple Ave. West, PMB 151
Vienna, Virginia 22180
800-906-8626 x 100(phone)

270-477-4574(fax)
mswyers@thetrademarkcompany.com (authorized)

A fee payment in the amount of $275 has been submitted with the application, representing payment for 1 class(es).

Declaration

The undersigned, being hereby warned that willful false statements and the like so made are punishable by fine or imprisonment, or both, under 18 U.S.C. Section 1001, and that such willful false statements, and the like, may jeopardize the validity of the application or any resulting registration, declares that he/she is properly authorized to execute this application on behalf of the applicant; he/she believes the applicant to be the owner of the trademark/service mark sought to be registered, or, if the application is being filed under 15 U.S.C. Section 1051(b), he/she believes applicant to be entitled to use such mark in commerce; to the best of his/her knowledge and belief no other person, firm, corporation, or association has the right to use the mark in commerce, either in the identical form thereof or in such near resemblance thereto as to be likely, when used on or in connection with the goods/services of such other person, to cause confusion, or to cause mistake, or to deceive; and that all statements made of his/her own knowledge are true; and that all statements made on information and belief are believed to be true.

Signature: /Matthew H. Swyers/ Date Signed: 03/02/2014
Signatory's Name: Matthew H. Swyers
Signatory's Position: Attorney of Record

RAM Sale Number: 86208571
RAM Accounting Date: 03/03/2014

Serial Number: 86208571
Internet Transmission Date: Sun Mar 02 09:36:47 EST 2014
TEAS Stamp: USPTO/FTK-97.67.147.154-2014030209364771
7211-86208571-500ea22e6512d235b6292b5f8c
96174dc5a7790996dd3be52d4b5c2dbef925ce0-
CC-10947-20140302092902942386

THE HERBAL COLLECTION